                                                                EXHIBIT 10.47(b)

                              SECOND AMENDMENT TO
                          SECOND AMENDED AND RESTATED
                      LIMITED LIABILITY COMPANY AGREEMENT

        THIS SECOND AMENDMENT, dated as of January __, 1999, modifies that certain Second Amended and Restated Limited Liability Company Agreement of WaferTech, LLC, dated as of October 28, 1997, by and among TSMC Development, Inc., a Delaware corporation ("TSMC"), Analog Devices, Inc., a Massachusetts corporation ("ADI"), Altera Corporation, a Delaware corporation ("Altera"), and Integrated Silicon Solutions, Inc., a Delaware corporation ("ISSI"), as previously amended by an Amendment dated as of November 30, 1998 (collectively, the "LLC Agreement").

        WHEREAS, ADI proposes to transfer 9% and 5% interest in WaferTech, LLC (the "Company") to TSMC and Altera, respectively;

        WHEREAS, ISSI proposes to transfer approximately 1.33% interest in the Company to TSMC; and

        WHEREAS, the parties desire to attach a new Exhibit A1 to the LLC Agreement in order to properly reflect each Member's interest in the Company as a result of the proposed transfers;

        For good and valuable consideration, the receipts and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. The undersigned Members acknowledge and agree that consummation of the proposed transfers as discussed above will result in new Percentage Interests as set forth in the new Exhibit A1 to the LLC Agreement, a copy of which is attached hereto. Pursuant to Section 16.1 of the LLC Agreement, the undersigned Members, representing not less than 87% in Percentage Interest, agree that the LLC Agreement shall be amended by appending this new Exhibit A1.


2. In addition, the undersigned Members acknowledge and agree that their respective rights and obligations under the Purchase Agreement and the LLC Agreement, including under Section 19.2 of the latter with respect to Future Purchase Agreements, shall automatically be revised to reflect the new Percentage Interests set forth in this new Exhibit A1.

3. This Amendment shall become effective upon the consummation of the proposed transfers.

4. All terms not otherwise defined herein shall have the meanings ascribed to them in the LLC Agreement.

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5.   This Amendment may be signed in one or more counterparts, each of which shall be an original but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the date first above written.

                                        TSMC DEVELOPMENT, INC.

                                        By: /s/ [Signature Illegible]
                                            -------------------------


                                        ANALOG DEVICES, INC.

                                        By: /s/ JOSEPH E. MCDONOUGH
                                            -------------------------
                                            Joseph E. McDonough,
                                            V.P. Finance C.F.O.

                                        ALTERA CORPORATION

                                        By: /s/ NATHAN SARKISIAN
                                            -------------------------


                                        INTEGRATED SILICON
                                         SOLUTIONS, INC.

                                        By:
                                            -------------------------
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                     REVISED WAFERTECH LLC EQUITY INTERESTS
                   PER JANUARY 29, 1999, PARTIAL TRANSFER OF
                ADI AND ISSI EQUITY INTERESTS TO TSMC AND ALTERA

                                                                                             Percentage Interest
                                 Agreed Total Value of    Transfer                                Following            Number of
Name/Address/Fax Number          Capital Contribution    Adjustment      Adj. Capital Contr.       Transfer         Preferred Shares
-----------------------          ---------------------   ------------    -------------------  -------------------   ----------------
TSMC Development, Inc.                U.S.$446,403,200     77,501,153           523,904,353             67.5645%         152,012,653
1740 Technology Drive
Suite 660
San Jose, CA 95110
Phone:   (408) 437-8762
Fax:     (408) 441-7713

Analog Devices, Inc.                  U.S.$140,440,000   (105,001,793)           35,398,207                   4%           9,000,000
1 Technology Way
P.O. Box 9106
Norwood, MA 02062
Phone:   (781) 329-4700
Fax:     (781) 461-2491

Altera Corporation                    U.S.$140,400,000     37,500,640           177,900,640                  23%          51,750,000
101 Innovation Drive
San Jose, Ca 95134
Phone:   (408) 544-7000
Fax:     (408) 544-8000

Integrated Silicon Solutions,         U.S.$ 31,200,000    (10,000,000)           21,200,000              2.6667%           6,007,500
Inc.
2231 Lawson Lane
Santa Clara, CA 95054
Phone:   (408) 588-0800
Fax:     (408) 588-0805

  THIRD PARTY                         U.S.$ 21,596,800                           21,596,800            2.768821%           6,229,847
  INVESTORS:

TOTAL CAPITAL                         U.S.$780,000,000                         $780,000,000                 100%         225,000,000
CONTRIBUTION
